AMENDMENT NO. 1 TO LOAN AGREEMENT

     This Amendment No. 1 to Loan Agreement (this "AMENDMENT"), is made effective as of November 22, 2004, by and between Rapidtron, Inc., a Nevada corporation (the "COMPANY"), and LDM Enterprises, LLC, a California limited liability company ("Lender"), in connection with that certain Loan Agreement, dated effective as of October 8, 2004 (the "MASTER AGREEMENT"):

     FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.     Amount  of Loan.  The amount of the Loan is hereby increased to $375,000.
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2.     Maturity  Date.  The  Maturity  Date  is  extended  to December 15, 2004.
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3.     Schedule  1.  Schedule  1  is  hereby  amended  and  restated as follows:
       -----------

     Use of Proceeds
     ---------------

----------------------------
SCI              $250,000.00
-------------  -------------
GT               $ 80,000.00
-------------  -------------
LR               $ 20,000.00
-------------  -------------
Squar Milner     $ 25,000.00
----------------------------

4.     Acknowledgment  and  Consent  of  Guarantors.  By  signing  below,  the
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undersigned Guarantors of the Master Agreement hereby acknowledge and consent to this Amendment and agree that the "Obligations" as defined in the Guaranty, dated October 8, 2004, shall include for all purposes this Amendment. Guarantors acknowledge that Lender is relying upon this acknowledgment and consent in order to advance additional principal to Borrower and to enter into this Amendment, and hereby consents to the recording of the original Deed of Trust previously executed and delivered as security for the Guaranty.

5.     Non-Impairment.  Except  as  expressly  modified  herein,  the  Master
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Agreement shall continue in full force and effect, and the parties hereby ratify and  reaffirm  the  Master  Agreement  as  modified  herein.

6.     Defined  Terms.  All  capitalized  terms  used  in this Amendment and not
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otherwise  defined  herein  shall  have  the  meaning given to such terms in the
Master  Agreement.

7.     Inconsistencies.  In  the  event  of  any  inconsistency,  ambiguity  or
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conflict  between  the  terms and provisions of this Amendment and the terms and provisions of the Master Agreement, the terms and provisions of this Amendment shall control.

8.     Counterparts.  This  Amendment  may  be  executed  in  any  number  of
       ------------
counterparts, each of which when executed will be deemed an original and all of which, taken together, will be deemed to be one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

RAPIDTRON, INC.,                 LDM ENTERPRISES, LLC,
a Nevada corporation             a California limited liability company


By:_________________________     By:_______________________
   John Creel, President            Raymond A. Lee, Manager